Financial Instruments	12 Months Ended
Dec. 31, 2015
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Financial Instruments
FINANCIAL INSTRUMENTS
Fuel Hedges
We have entered into multiple swap agreements designated as cash flow hedges to mitigate some of our exposure related to changes in diesel fuel prices. These swaps qualified for, and were designated as, effective hedges of changes in the prices of forecasted diesel fuel purchases (fuel hedges).
The following table summarizes our outstanding fuel hedges as of December 31, 2015:

Year	Gallons Hedged	Weighted Average Contract Price per Gallon
2016	27,000,000	$3.57
2017	12,000,000	2.92

If the national U.S. on-highway average price for a gallon of diesel fuel as published by the Department of Energy exceeds the contract price per gallon, we receive the difference between the average price and the contract price (multiplied by the notional gallons) from the counterparty. If the average price is less than the contract price per gallon, we pay the difference to the counterparty.
The fair values of our fuel hedges are determined using standard option valuation models with assumptions about commodity prices based on those observed in underlying markets (Level 2 in the fair value hierarchy). The aggregate fair values of our outstanding fuel hedges as of December 31, 2015 and 2014 were current liabilities of $37.8 million and $34.4 million, respectively, and have been recorded in other accrued liabilities in our consolidated balance sheets. The ineffective portions of the changes in fair values resulted in a loss of $0.4 million and $0.5 million for the years ended December 31, 2015 and 2014 respectively, and a gain of less than $0.1 million for the year ended December 31, 2013, and have been recorded in other income, net in our consolidated statements of income.
Total (loss) gain recognized in other comprehensive (loss) income for fuel hedges (the effective portion) was $(2.0) million, $(24.2) million and $2.4 million, for the years ended December 31, 2015, 2014 and 2013, respectively.

Recycling Commodity Hedges
Revenue from the sale of recycled commodities is primarily from sales of old corrugated cardboard and old newspaper. From time to time we use derivative instruments such as swaps and costless collars designated as cash flow hedges to manage our exposure to changes in prices of these commodities. We had no outstanding recycling commodity hedges as of December 31, 2015 and 2014. No amounts were recognized in other income, net in our consolidated statements of income for the ineffective portion of the changes in fair values during the years ended December 31, 2015, 2014 and 2013. Total gain (loss) recognized in other comprehensive income for recycling commodity hedges (the effective portion) was $0.1 million and $(0.1) million for the years ended December 31, 2014 and 2013, respectively. No amount was recognized in other comprehensive income for 2015.
Fair Value Measurements
In measuring fair values of assets and liabilities, we use valuation techniques that maximize the use of observable inputs (Level 1) and minimize the use of unobservable inputs (Level 3). We also use market data or assumptions that we believe market participants would use in pricing an asset or liability, including assumptions about risk when appropriate.
The carrying value for certain of our financial instruments, including cash, accounts receivable, accounts payable and certain other accrued liabilities, approximates fair value because of their short-term nature.
As of December 31, 2015 and 2014, our assets and liabilities that are measured at fair value on a recurring basis include the following:

	December 31, 2015
		Fair Value
	Carrying Amount	Total	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Money market mutual funds	$43.0	$43.0	$43.0	$—	$—
Bonds - restricted cash and marketable securities and other assets	56.3	56.3	—	56.3	—
Interest rate swaps - other assets	16.5	16.5	—	16.5	—
Total assets	$115.8	$115.8	$43.0	$72.8	$—
Liabilities:
Fuel hedges - other accrued liabilities	$37.8	$37.8	$—	$37.8	$—
Contingent consideration - other long-term liabilities	$69.6	$69.6	$—	$—	$69.6
Total liabilities	$107.4	$107.4	$—	$37.8	$69.6

	December 31, 2014
		Fair Value
	Carrying Amount	Total	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Money market mutual funds	$59.7	$59.7	$59.7	$—	$—
Bonds - restricted cash and marketable securities and other assets	56.8	56.8	—	56.8	—
Interest rate swaps - other assets	14.1	14.1	—	14.1	—
Total assets	$130.6	$130.6	$59.7	$70.9	$—
Liabilities:
Fuel hedges - other accrued liabilities	$34.4	$34.4	$—	$34.4	$—
Total liabilities	$34.4	$34.4	$—	$34.4	$—

Total Debt
As of December 31, 2015, the carrying value of our total debt was $7.5 billion and the fair value of our total debt was $8.2 billion. As of December 31, 2014, the carrying value of our total debt was $7.0 billion and the fair value of our total debt was $8.0 billion. The estimated fair value of our fixed rate senior notes and debentures is based on quoted market prices. The fair value of our remaining notes payable, tax-exempt financings and borrowings under our credit facilities approximates the carrying value because the interest rates are variable. The fair value estimates are based on Level 2 inputs of the fair value hierarchy as of December 31, 2015 and 2014.  See Note 9, Debt, for further information related to our debt.
Contingent Consideration
In April 2015, we entered into a waste management contract with Sonoma to operate the county's waste management facilities. See Note 3, Business Acquisitions, for further information related to our acquisition. As of December 31, 2015, the Sonoma contingent consideration represents the fair value of $69.6 million payable to the County of Sonoma based on the achievement of future annual tonnage targets through the expected remaining capacity of the landfill, which we estimate to be approximately 30 years. The contingent consideration liability is classified within Level 3 of the fair value hierarchy.
The fair value of the contingent consideration was determined using probability assessments of the expected future consideration payments over the remaining useful life of the landfill, and applying a discount rate of 4.0%. The future consideration payments are based on significant inputs that are not observable in the market. Key assumptions include volume of annual tons disposed at the landfill, price paid per annual ton, and the discount rate that represent the best estimates of management, which are subject to remeasurement at each reporting date.